U.S. GLOBAL INVESTORS FUNDS

                                 WORLD GOLD FUND

                       Supplement dated November 27, 2001,
                    to the prospectus dated November 1, 2001



The Board of Trustees of U.S. Global Investors Funds has approved changes in the World Gold Fund as detailed below. The modifications will occur concurrently on or before July 1, 2002.

A sixty-day notice will be provided before making such changes.

     >> NAME. The name of the fund will be changed from World Gold Fund to World Precious Minerals Fund.

     >> INVESTMENT POLICY. The fund, under normal circumstances, will invest at least 50 percent of its assets in equity securities predominately involved in the exploration for, mining and processing of, or dealing in gold. The remaining assets will be invested in securities of companies in the precious metals and minerals industry.